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                      SECOND AMENDMENT TO CREDIT AGREEMENT


This Amendment is made as of the 4th day of November, 1996 by and between The Sportsman's Guide, Inc., a Minnesota corporation (the "Borrower"), and Norwest Business Credit, Inc., a Minnesota corporation (the "Lender").

                                    Recitals

The Borrower and the Lender have entered into the Credit and Security Agreement dated as of May 17, 1996, as amended (the "Credit Agreement").

The Lender has agreed to make certain loan advances to the Borrower and to cause to be issued certain letters of credit for the account of the Borrower pursuant to the terms and conditions set forth in the Credit Agreement.

The loan advances under the Credit Agreement are evidenced by the Borrower's revolving note dated as of October 18, 1996, in the maximum principal amount of $11,500,000 and payable to the order of the Lender (the "Note").

All indebtedness of the Borrower to the Lender is secured pursuant to the terms of the Credit Agreement and all other Security Documents as defined therein (collectively, the "Security Documents").

The Borrower has requested that certain amendments be made to the Credit Agreement, which the Lender is willing to make pursuant to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, it is agreed as follows:

1. Terms used in this Amendment which are defined in the Credit Agreement shall have the same meanings as defined therein, unless otherwise defined herein.

2.   The Credit Agreement is hereby amended as follows:

     (a) Section 1.1 of the Credit Agreement is hereby amended by deleting from said Section the definitions of "Banc One L/C" and "Banc One L/C Amount" and replacing the same with the following definitions of "Computer Sales L/C" and "Computer Sales L/C Amount":

            "Computer Sales L/C" has the meaning specified in Section 2.3a hereof.

            "Computer Sales L/C Amount" means the aggregate outstanding face amount of the Computer Sales L/C.


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     (b)    Section 2.3a of the Credit Agreement is hereby amended by deleting said section in its entirety and replacing the same with the following:

            "2.3a ISSUANCE OF COMPUTER SALES LETTER OF CREDIT. The Lender agrees, on or before November 15, 1996, and on the terms and subject to the conditions herein set forth, to cause to be issued by an Issuer a standby letter of credit for the account of the Borrower in favor of Computer Sales International, Inc. (the "Computer Sales L/C") with a face amount not to exceed the lesser of (a) $185,000 or
            (b) the Borrowing Base less the sum of (i) all outstanding and unpaid Advances hereunder, plus (ii) 50% of the L/C Amount, plus
            (iii) the Computer Sales L/C Amount; provided, however, that in no event shall the sum of the Advances plus the L/C Amount plus the Computer Sales L/C Amount at any time exceed the Commitment. The Computer Sales L/C shall be issued with an expiry date no later than May 10, 1998. The Computer Sales L/C shall be issued pursuant to a separate L/C Application entered into by the Borrower and the Lender as co-applicants for the benefit of the Issuer, completed in a manner satisfactory to the Lender and the Issuer. The terms and conditions of such L/C Application shall supplement the terms and conditions hereof, but in the event of inconsistency between the terms of such L/C Application and the terms hereof, the terms hereof shall control. The provisions of Sections 2.4, 2.5, 2.6, 2.7, 2.9 hereof shall apply to the Computer Sales L/C in the same manner as the same apply to Letters of Credit and, without limiting the generality of the foregoing, the definition of "Obligation of Reimbursement" set forth in Section 2.4 (a) hereof shall include the Borrower's obligation to pay to the Lender a sum equal to all amounts drawn under the Computer Sales L/C plus any and all reasonable charges and expenses that the Issuer or the Lender may pay or incur relative to such draw, plus interest on such amounts, charges and expenses as set forth in Section 2.4 (b)."

     (c) Section 2.9(c) of the Credit Agreement is hereby amended by inserting the phrase "plus the Computer Sales L/C Amount" immediately after the term "L/C Amount" in the fourth line of said Section, and deleting the phrase "plus the Bank One L/C Amount" therefrom.

     (d) Section 2.10 of the Credit Agreement is hereby amended by inserting the phrase "plus the Computer Sales L/C Amount" immediately after the term "L/C Amount" in the second and fourth lines of said Section, and deleting the phrase "plus the Bank One L/C Amount" therefrom..

     (e) Section 2.14 of the Credit Agreement is hereby amended by inserting the phrase "and the Computer Sales L/C" immediately after the term "Letters of Credit" in the third and eighth lines of said Section, and deleting the phrase "and the Banc One L/C" therefrom.


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     (f)    Section 2.16 (c) of the Credit Agreement is hereby amended by deleting said Section in its entirety and replacing the same with the following:

            "(c) The Borrower agrees to pay the Lender a commission with respect to (i) each Letter of Credit, if any, accruing on a daily basis and computed at the annual rate of two percent (2%) of the available amount of such Letter of Credit (as it may be changed from time to time), and (ii) the Computer Sales L/C, accruing on a daily basis and computed at the annual rate of three percent (3%) of the Computer Sales L/C Amount, in each case from and including the date of issuance thereof until such date as such Letter of Credit or the Computer Sales L/C, as the case may be, shall terminate by its terms, payable in arrears, and prorated for any part of a full calendar year in which such Letter of Credit or the Computer Sales L/C, as the case may be, remains outstanding. The foregoing commissions shall be in addition to any and all fees and charges of any Issuer of a Letter of Credit and/or the Computer Sales L/C with respect thereto or in connection therewith."

     (g) Section 2.16 (d) of the Credit Agreement is hereby amended by deleting said Section in its entirety and replacing the same with the following:

            "(d) The Borrower agrees to pay the Lender, on written demand, the administrative fees charged by the Issuer in connection with the honoring of drafts under the Computer Sales L/C and any Letter of Credit, amendments thereto, transfers thereof and all other activity with respect to the Computer Sales L/C and/or the Letters of Credit."

3. Except as explicitly amended by this Amendment, all of the terms and conditions of the Credit Agreement shall remain in full force and effect and shall apply to any advance or letter of credit thereunder.

4. This Amendment shall be effective upon receipt by the Lender of an executed original hereof, together with the following, in substance and form acceptable to the Lender in its sole discretion:

     (a) Certificate of the Secretary of the Borrower certifying as to (i) the resolutions of the board of directors of the Borrower approving the execution and delivery of this Amendment, (ii) the fact that the Articles of Incorporation and Bylaws of the Borrower, which were certified and delivered to the Lender pursuant to the Certificate of the Borrower's Secretary dated as of May 17, 1996 in connection with the execution and delivery of the Credit Agreement continue in full force and effect and have not been amended or otherwise modified except as set forth in the Certificate to be delivered, and (iii) certifying that the officers and agents of the Borrower who have been certified to the Lender, pursuant to the Certificate of the Borrower's Secretary dated as of May 17, 1996, as being authorized to sign and to act on behalf of the Borrower continue to be so


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     authorized or setting forth the sample signatures of each of the officers and agents of the Borrower authorized to execute and deliver this Amendment and all other documents, agreements and certificates on behalf of the Borrower.

5.   The Borrower hereby represents and warrants to the Lender as follows:

     (a) The Borrower has requisite power and authority to execute this Amendment and to perform all of its obligations hereunder, and this Amendment has been duly executed and delivered by the Borrower and constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms.

     (b) The execution, delivery and performance by the Borrower of this Amendment has been duly authorized by all necessary corporate action and do not (i) require any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) violate any provision of any law, rule or regulation or of any order, writ, injunction or decree presently in effect, having applicability to the Borrower, or the articles of incorporation or by-laws of the Borrower, or (iii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which the Borrower is a party or by which it or its properties may be bound or affected.

     (c) All of the representations and warranties contained in Article V of the Credit Agreement are correct on and as of the date hereof as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date.

6. All references in the Credit Agreement to "this Agreement" shall be deemed to refer to the Credit Agreement as amended hereby; and any and all references in the Security Documents to the Credit Agreement shall be deemed to refer to the Credit Agreement as amended hereby.

7. The execution of this Amendment and any documents related hereto shall not be deemed to be a waiver of any Default or Event of Default under the Credit Agreement or breach, default or event of default under any Security Document or other document held by the Lender, whether or not known to the Lender and whether or not existing on the date of this Amendment.

8. The Borrower hereby absolutely and unconditionally releases and forever discharges the Lender, and any and all participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indernnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing, from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which the Borrower has had, now has or has made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of


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time to and including the date of this Amendment, whether such claims, demands and causes of action are matured or unmatured or known or unknown.

9. The Borrower hereby reaffirms its agreement under the Credit Agreement to pay or reimburse the Lender on demand for all costs and expenses incurred by the Lender in connection with the Credit Agreement, the Security Documents and all other documents contemplated thereby, including without limitation all reasonable fees and disbursements of legal counsel. Without limiting the generality of the foregoing, the Borrower specifically agrees to pay all fees and disbursements of counsel to the Lender for the services performed by such counsel in connection with the preparation of this Amendment and the documents and instruments incidental hereto. The Borrower hereby agrees that the Lender may, at any time or from time to time in its sole discretion and without further authorization by the Borrower, make a loan to the Borrower under the Credit Agreement, or apply the proceeds of any loan, for the purpose of paying any such fees, disbursements, costs and expenses.

10. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same instrument.


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

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

                                        The Sportsman's Guide, Inc.


                                        By: /s/ CHARLES LINGEN
                                            ---------------------------------
                                              Its: Secretary
                                                   ---------------------------


                                        Norwest Business Credit, Inc.


                                        By: /s/ WARREN LINDEMAN
                                            ---------------------------------
                                              Its: AVP
                                                   ---------------------------


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